UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2024

BIG LOTS, INC.
(Exact name of registrant as specified in its charter)

Ohio	001-08897	06-1119097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4900 E. Dublin-Granville Road, Columbus, Ohio 43081
(Address of principal executive offices) (Zip Code)

(614) 278-6800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common shares	BIG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
                                Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

Retention Awards
On August 12, 2024, the Board of Directors of Big Lots, Inc. (the “Company”) approved one-time cash retention awards (“Retention Awards”) for the executive officers of the Company. The amounts of such Retention Awards for the Chief Executive Officer and the other executive officers are set forth below:

Bruce K. Thorn, Chief Executive Officer and President	$3,150,000
Jonathan A. Ramsden, Executive Vice President, Chief Financial and Administrative Officer	$969,938
Ronald A. Robins, Jr., Executive Vice President, Chief Legal and Governance Officer, General Counsel and Corporate Secretary	$561,068
Michael A. Schlonsky, Executive Vice President, Chief Human Resources Officer	$561,068

The Retention Awards, less any necessary deductions, are payable by the Company to each executive officer as soon as practicable following the date (the “Effective Date”) of the executive officer’s execution of a letter agreement (the “Retention Agreement”) which sets forth the terms and conditions of the respective Retention Award. The Retention Agreements require repayment of the Retention Award by each executive officer if such executive officer’s employment is terminated voluntarily by such executive officer, except in the case of a “constructive termination,” or by the Company for “cause” (as such terms are defined in the Retention Agreements), in each case, prior to the twelve-month anniversary of the Effective Date.
The foregoing description of the Retention Awards and the terms of the Retention Agreements does not purport to be complete and is qualified in its entirety by reference to the Retention Agreements, the form of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	10.1	Form of Retention Agreement, dated as of August 12, 2024, by and among Big Lots, Inc. and an executive officer of the Company.

	104	Cover Page Interactive Data File (formatted as Inline XBRL).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.

Date: August 16, 2024	By:	/s/ Ronald A. Robins, Jr.
Ronald A. Robins, Jr.
Executive Vice President, Chief Legal and Governance Officer, General Counsel and Corporate Secretary